SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  _______________

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                              _________________________


                        Date of Report (Date of earliest
                                 event reported)
                      October 3, 1997 (September 23, 1997)


                              ZIONS BANCORPORATION
_______________________________________________________________________________
             (Exact name of registrant as specified in its charter)


     UTAH                        0-2610                      87-0227400
_________________  ___________________________________ _________________________
  (State of             (Commission File Number)            (IRS Employer
incorporation)                                            Identification No.)



             One South Main, Suite 1380, Salt Lake City, Utah             84111
_______________________________________________________________________________
(Address of principal executive offices)              (Zip Code)


                                 (801) 524-4787
                          ______________________________
                         (Registrant's telephone number,
                              including area code)


                                       N/A
_______________________________________________________________________________
          (Former name or former address, if changed since last report)



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



Items 1-4.

         Not Applicable.



Item 5.  Other Events.

         On September 24, 1997, Zions Bancorporation ("Zions") and Vectra Banking Corporation ("Vectra") announced the signing of a definitive agreement, dated as of September 23, 1997, between Zions and Vectra pursuant to which Vectra will merge with and into Zions. In addition, Zions and Vectra announced the signing of a definitive stock option agreement, dated as of September 23, 1997, between Zions and Vectra pursuant to which Vectra granted Zions an option (the "Option") to acquire up to 959,462 shares of Vectra common stock at an exercise price of $23.39 per share. The Option is exercisable upon the occurrence of certain events described in the stock option agreement relating generally to the acquisition of Vectra by a third party.

         Simultaneously with the announcement by Zions and Vectra described above, Zions and Tri-State Finance Corporation ("Tri-State") announced the signing of a definitive agreement, dated as of September 23, 1997, between Zions and Tri-State, pursuant to which Tri-State will merger with and into a subsidiary of Zions.

         A copy of the press release issued in connection with the announcements is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.


Item 6.  Resignations of Registrant's Directors.

         Not Applicable.


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


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              (a)    Not Applicable.

              (b)    Not Applicable.

              (c)    Exhibits

         The following exhibits are filed with this Current Report on Form 8-K:


Exhibit
Number               Description

99.1                 Press release, dated September 24, 1997.



Item 8.              Change in Fiscal Year.

                     Not Applicable.



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


                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ZIONS BANCORPORATION



                                                 By: /s/ Dale M. Gibbons
                                                     --------------------------
                                                     Name:  Dale M. Gibbons
                                                     Title: Senior Vice
                                                            President and Chief
                                                            Financial Officer





Date: September 26, 1997



Item 9.  Sales of Equity Securities Pursuant to
         Regulation S.

         Not Applicable.


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


                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

  (99.1)            Press release, dated September 24, 1997.


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